Exhibit 3.1

Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	KERRY TAYLOR

This Notice of Articles was issued by the Registrar on:   January 2, 2026 08:03 AM Pacific Time

Incorporation Number:         BC1570443

Recognition Date and Time:   January 1, 2026 12:01 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:
TMC THE METALS COMPANY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
15TH FLOOR, 1111 WEST HASTINGS ST.	15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3	VANCOUVER BC V6E 2J3
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
15TH FLOOR, 1111 WEST HASTINGS ST.	15TH FLOOR, 1111 WEST HASTINGS ST.
VANCOUVER BC V6E 2J3	VANCOUVER BC V6E 2J3
CANADA	CANADA

Page: 1 of 5

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Hall, Andrew
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
Barron, Gerard
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
Greig, Andrew
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
Karkar, Andrei
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
Khama, Sheila
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
Hess, Michael B.
Mailing Address:	Delivery Address:
[***]	[***]

Page: 2 of 5

Last Name, First Name, Middle Name:
Jurvetson, Steve
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
Spiro, Alex
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
May, Brendan
Mailing Address:	Delivery Address:
[***]	[***]

Last Name, First Name, Middle Name:
Madsbjerg, Christian
Mailing Address:	Delivery Address:
[***]	[***]

AUTHORIZED SHARE STRUCTURE
1. No Maximum	Common Shares	Without Par Value

With Special Rights or Restrictions attached

2. No Maximum	Preferred Shares	Without Par Value

With Special Rights or Restrictions attached

3. 5,000,000	Class A Special Shares	Without Par Value

With Special Rights or Restrictions attached

Page: 3 of 5

4. 10,000,000	Class B Special Shares	Without Par Value

With Special Rights or Restrictions attached

5. 10,000,000	Class C Special Shares	Without Par Value

With Special Rights or Restrictions attached

6. 20,000,000	Class D Special Shares	Without Par Value

With Special Rights or Restrictions attached

7. 20,000,000	Class E Special Shares	Without Par Value

With Special Rights or Restrictions attached

8. 20,000,000	Class F Special Shares	Without Par Value

With Special Rights or Restrictions attached

9. 25,000,000	Class G Special Shares	Without Par Value

With Special Rights or Restrictions attached

10. 25,000,000	Class H Special Shares	Without Par Value

With Special Rights or Restrictions attached

Page: 4 of 5

11. 500,000	Class I Special Shares	Without Par Value

With Special Rights or Restrictions attached

12. 741,000	Class J Special Shares	Without Par Value

With Special Rights or Restrictions attached

Page: 5 of 5